Supplement dated January 13, 2009 to the prospectuses dated May 1, 2008 of Seligman Common Stock Fund, Inc. (the "Seligman Fund")


On January 8, 2009, the Seligman Fund's Board of Directors approved in principle the merger of the Seligman Fund into RiverSource Disciplined Equity Fund (the "RiverSource Fund"), a fund that seeks to provide shareholders with long-term capital growth. Under normal market conditions, both the Seligman Fund and the RiverSource Fund invest at least 80% of their net assets in equity securities of U.S. companies. The RiverSource Fund's 80% policy specifies that under normal market conditions it will invest at least 80% of its net assets in companies with market capitalizations greater than $5 billion at the time of purchase. The Seligman Fund may invest in companies of any size but usually invests in companies with market capitalizations over $3 billion at the time of purchase. More complete information about the RiverSource Fund and the proposed merger will be included in proxy materials.

Completion of the merger is subject to approval by shareholders of the Seligman Fund. It is currently anticipated that proxy materials regarding the merger will be distributed to shareholders during the first or second quarter of 2009, and that a meeting of shareholders to consider the merger will be scheduled for the second quarter of 2009.

For more information about the RiverSource Fund, please call 1-888-791-3380 or visit the RiverSource website at http://www.riversource.com/funds for a prospectus.